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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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WCI Communities, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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WCI Communities, Inc.
24301 Walden Center Drive
Bonita Springs, Florida 34134
(239) 947-2600

March 21, 2014

Dear Stockholder:

        It is our pleasure to invite you to the annual meeting of stockholders of WCI Communities, Inc. to be held at 2:30 p.m. (ET) on May 1, 2014 at the Holiday Inn, Fort Myers Airport at Town Center, 9931 Interstate Commerce Drive, Fort Myers, Florida 33913.

        The purposes of the meeting are to (i) elect the Board of Directors and (ii) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2014.

        Information regarding the above matters is contained in the formal notice of meeting and proxy statement on the following pages. We urge you to read the proxy statement in its entirety and to consider it carefully. In addition, you can access the WCI Communities, Inc. annual report for the year ended December 31, 2013 on the internet by following the instructions in the Notice of Internet Availability of Proxy Materials that was previously sent to you.

        It is important that your shares be represented at the annual meeting, regardless of the size of your holdings. Accordingly, whether or not you expect to attend the meeting, we urge you to vote promptly by internet or telephone as instructed in the Notice of Internet Availability of Proxy Materials or, if you received printed materials, by returning the enclosed proxy card in the accompanying postage-prepaid envelope. You may revoke your proxy at any time before it has been voted by following the instructions in the proxy statement.

        We thank you for your participation.

Very truly yours,

Keith E. Bass
President and Chief Executive Officer

WCI Communities, Inc.
24301 Walden Center Drive
Bonita Springs, Florida 34134
(239) 947-2600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 1, 2014

        NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of WCI Communities, Inc., a Delaware corporation, which we refer to in this notice as the "Company," will be held at 2:30 p.m. (ET) on May 1, 2014 at the Holiday Inn, Fort Myers Airport at Town Center, 9931 Interstate Commerce Drive, Fort Myers, Florida 33913, for the following purposes:

  1.
  To elect Patrick J. Bartels, Jr., Keith E. Bass, Michelle MacKay, Darius G. Nevin, Stephen D. Plavin, Charles C. Reardon and Christopher E. Wilson to our Board of Directors until the next annual meeting of stockholders, until his or her successor is elected or appointed, or until his or her earlier death, resignation or removal;

  2.
  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2014; and

  3.
  To transact such other business as may properly come before the meeting or any postponement, continuation or adjournment thereof.

        Only stockholders of record as of the close of business on March 12, 2014 will be entitled to attend and vote at the meeting and at any postponement, continuation or adjournment thereof. Information concerning the matters to be considered and voted upon at the annual meeting is set out in the attached proxy statement.

        It is important that your shares be represented at the annual meeting regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. Please vote by internet or telephone as instructed in the Notice of Internet Availability of Proxy Materials or, if you received a printed copy of the proxy materials, complete, sign and date the enclosed proxy card and return it as soon as possible in the accompanying postage-prepaid envelope. This action will not prevent you from voting your shares in person if you subsequently choose to attend the meeting.

                        By Order of the Board of Directors

                        Vivien N. Hastings
                         Senior Vice President, Secretary and General Counsel

March 21, 2014

WCI Communities, Inc.
24301 Walden Center Drive
Bonita Springs, Florida 34134
(239) 947-2600

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

        WCI Communities, Inc., a Delaware corporation, which we refer to in this proxy statement as "WCI" or the "Company," will hold its annual meeting of stockholders (the "2014 Annual Meeting") at 2:30 p.m. (ET) on May 1, 2014 at the Holiday Inn, Fort Myers Airport at Town Center, 9931 Interstate Commerce Drive, Fort Myers, Florida 33913. The Board of Directors of the Company (the "Board") is soliciting proxies for use at the 2014 Annual Meeting. The cost of solicitation has been or will be borne by the Company. Following the original solicitation, the Company or its directors, officers, employees or agents may also solicit proxies in person or by telephone, facsimile, email or mail. The Company's directors, officers, employees or agents will not be compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of our shares held of record by the brokers, nominees, custodians or other fiduciaries. We will reimburse these persons for their reasonable expenses in sending solicitation materials to the beneficial owners of our shares.

        Pursuant to rules of the Securities and Exchange Commission (the "SEC"), we are providing our stockholders with access to the Notice of Annual Meeting of Stockholders and proxy statement (the "proxy materials") as well as the Company's annual report to stockholders for the year ended December 31, 2013 (the "2013 Annual Report") over the internet. Because you received by mail a Notice of Internet Availability of Proxy Materials, you will not receive a printed copy of the proxy materials or the 2013 Annual Report unless you request them. The Notice of Internet Availability of Proxy Materials contains instructions on how to request printed copies. In addition, all stockholders may request to receive proxy materials and the Company's annual reports to stockholders in printed form by mail or electronically by e-mail on an ongoing basis.

        We anticipate that our proxy statement and proxy card will be available to stockholders on or about March 21, 2014. Only stockholders of record as of the close of business on March 12, 2014, the record date for the 2014 Annual Meeting, will be entitled to notice of and to vote at the 2014 Annual Meeting and any continuation, postponement or adjournment of the 2014 Annual Meeting.

        Directions to attend the 2014 Annual Meeting in person are as follows:

  •
  Traveling south on I-75, take Exit 128, Alico Road. Turn left at the off ramp. Proceed 1/2 mile and turn left onto Interstate Commerce Drive. Follow Interstate Commerce Drive to the Holiday Inn at the end of the drive.

  •
  Traveling north on I-75, take Exit 128, Alico Road. Turn right at the off ramp. Proceed 1/2 mile and turn left onto Interstate Commerce Drive. Follow Interstate Commerce Drive to the Holiday Inn at the end of the drive.

Matters to Be Voted On

        At the meeting, you will be entitled to vote on the following proposals:

  1.
  To elect Patrick J. Bartels, Jr., Keith E. Bass, Michelle MacKay, Darius G. Nevin, Stephen D. Plavin, Charles C. Reardon and Christopher E. Wilson to our Board of Directors until the next annual meeting of stockholders, until his or her successor is elected or appointed, or until his or her earlier death, resignation or removal (see pages 4-7);

  2.
  To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014 (see pages 8-11); and

  3.
  To transact such other business as may properly come before the meeting, or any postponement, continuation or adjournment thereof.

        We are not aware of any other business to be brought before the meeting. If any additional business is properly brought before the meeting, the designated officers serving as proxies will vote in accordance with their best judgment.

Board Recommendations

        The Board recommends that you vote your shares as follows:

  •
  "FOR" the election of each of the nominees for director named in this proxy statement; and

  •
  "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014.

Appointment and Revocation of Proxies

        If you wish to vote by proxy, you may vote using the internet, by telephone, or (if you received printed proxy materials) by completing a proxy card and returning it by mail in the postage-prepaid envelope provided.

        If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the holder of record. You must follow the instructions of the holder of record for your shares to be voted. If your shares are not registered in your own name and you would like to vote your shares in person at the 2014 Annual Meeting, you should contact your bank, broker or other holder of record to obtain a legal proxy and bring it to the 2014 Annual Meeting in order to vote.

        You may revoke your proxy at any time before it is voted. If you hold your shares in your own name as a stockholder of record, you may revoke your proxy or change your vote in any of the following ways:

  •
  by signing and submitting a new proxy card;

  •
  by submitting new votes through internet or telephone voting;

  •
  by delivering to the Secretary of the Company written instructions revoking your proxy; or

  •
  by attending the meeting and voting in person.

        If your shares are held in street name through a bank, broker or other holder of record, you may change your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the 2014 Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot.

Voting of Proxies

        When you vote by proxy, you authorize our officers listed on the proxy card to vote your shares on your behalf as you direct. In the absence of such direction, your shares will be voted:

  •
  "FOR" the election of each of the nominees for director named in this proxy statement; and

  •
  "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014.

Voting and Ownership of Shares

        At the close of business on the record date, March 12, 2014, the Company had 25,975,991 shares of common stock outstanding and entitled to vote. Each share is entitled to one vote on each matter before the 2014 Annual Meeting.

        The following votes are required to approve each of the proposals at the meeting.

  •
  Election of Directors.  The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the seven nominees receiving the highest number of affirmative "FOR" votes will be elected as directors.

  •
  Ratification of Appointment of Independent Registered Public Accounting Firm.  The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm requires the approval of a majority of the votes cast affirmatively or negatively.

Counting of Votes

        With respect to the proposal regarding the election of directors, votes withheld and broker non-votes will not affect the voting results. With respect to the proposal regarding the ratification of the appointment of the Company's independent registered public accounting firm, abstentions will not affect the voting results. Because brokers have discretionary authority to vote on the ratification of an independent registered public accounting firm, we do not expect any broker non-votes in connection with this matter.

        A broker non-vote occurs when a broker submits a proxy form with respect to common stock held in a fiduciary capacity (typically referred to as being held in "street name"), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. A broker is entitled to vote shares held on behalf of a beneficial owner on routine matters, such as the ratification of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner, a broker is not entitled to vote shares held by the beneficial owner on non-routine matters, such as the election of directors at the 2014 Annual Meeting.

        No votes may be taken at the meeting, other than a vote to adjourn, unless a quorum has been constituted consisting of the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person or represented by proxy. Votes will be tabulated by American Stock Transfer & Trust Company, LLC, the Company's inspectors of election for the 2014 Annual Meeting.

ITEM 1—ELECTION OF DIRECTORS

        Our Board currently consists of seven members. Our Fourth Amended and Restated Certificate of Incorporation provides that the authorized number of directors may be changed only by resolution of the Board and that, so long as either (i) Monarch Alternative Capital LP and certain of its affiliates (collectively, "Monarch") or (ii) Stonehill Institutional Partners, L.P. and certain of its affiliates (collectively, "Stonehill") (each a "Principal Investor" and together, the "Principal Investors") has the right to nominate two directors or the Principal Investors own, in the aggregate, at least 20% of our shares of common stock outstanding, the Board will not increase its size without the consent of the nominee(s) of such Principal Investor(s).

        Each nominee presented below, if elected, will serve as a director until the next annual meeting of stockholders and until such director's successor is duly elected and qualified or, if earlier, such director's death, resignation or removal. All of the nominees listed below have given their consent to be named as nominees for election and have indicated their intention to serve if they are elected. All of the nominees currently serve on the Board. The Board does not anticipate that any of the nominees will be unable to serve as a director, but in the event that any nominee who was not designated by a Principal Investor is unable to serve as a director or should otherwise become unavailable, the Board may either propose an alternate nominee, in which case the proxies will be voted for the alternative nominee unless directed to withhold from voting, or the Board may elect to reduce the size of the Board. In accordance with our stockholders agreements with the Principal Investors (described below under "Corporate Governance—The Board of Directors-Voting Arrangements"), if any nominee designated by a Principal Investor is unable to serve as a director or should otherwise become unavailable, Monarch or Stonehill, as the case may be, is entitled to propose an alternative nominee, so long as it has the right to nominate such director under its stockholders agreement, and the Board will propose such alternative nominee, in which case the proxies will be voted for the alternative nominee designated by the Principal Investor. There are no family relationships among any of the nominees or our executive officers.

Required Vote

        The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the seven nominees receiving the highest number of affirmative "FOR" votes will be elected as directors. Votes withheld and broker non-votes will not affect the voting results.

Director Nominees

        THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ALL OF THE NOMINEES NAMED BELOW.

Name and Principal Occupation	Director Since	Age
Patrick J. Bartels, Jr.	2009	38
Managing Principal, Monarch Alternative Capital, LP
Keith E. Bass	2012	49
President and Chief Executive Officer, WCI Communities, Inc.
Michelle MacKay	2009	47
Executive Vice President of Investments and Head of Capital Markets, iStar Financial
Darius G. Nevin	2013	56
Member, G3 Capital Partners, LLC
Stephen D. Plavin	2009	54
Senior Managing Director, Blackstone Group Chief Executive Officer, Blackstone Mortgage Trust
Charles C. Reardon	2013	57
Senior Managing Director, Asgaard Capital LLC
Christopher E. Wilson	2012	51
Partner, Stonehill Capital Management LLC

Patrick J. Bartels, Jr.	Director

Patrick J. Bartels, Jr. has served as a director on our Board since August 2009 and is a Managing Principal at Monarch Alternative Capital LP, which focuses on investing in stressed and distressed companies across various industries and geographies. Prior to joining Monarch Alternative Capital LP in 2002, he was a high-yield investments analyst at Invesco, where he performed fundamental company, ratio and relative value analysis for a variety of companies in many industries. He began his career at PricewaterhouseCoopers LLP, where he analyzed company financial statements, systems, controls and operations in order to provide business development and internal control recommendations to clients. He holds the Chartered Financial Analyst designation. Mr. Bartels received a B.S. in accounting, with a concentration in finance, from Bucknell University. We believe his experience with and extensive knowledge of the capital markets, accounting principles and financial reporting make Mr. Bartels well-qualified to serve on our Board.

Keith E. Bass	Chief Executive Officer, Director

Keith E. Bass has served as our President and Chief Executive Officer since December 2012 and as a member of our Board since March 2012. Mr. Bass has over 25 years of homebuilding experience and, prior to joining the Company, held a number of senior executive leadership positions at national homebuilding and development companies. Before becoming our Chief Executive Officer, Mr. Bass was President of Pinnacle Land Advisers from 2011 to November 2012. From 2003 to 2011, he was an executive with The Ryland Group ("Ryland"), with his most recent position (from 2008 to 2011) as Senior Vice President of Ryland and President of Ryland's South U.S. Region (covering Florida, Georgia, North Carolina, South Carolina and Texas). From 2003 to 2008, he held the various titles of SE U.S. Region President, Orlando Division President and Vice President, Land Resources—SE U.S. Region. Prior to Ryland, Mr. Bass was President of the Florida Region of Taylor Woodrow from 1997 to 2003. Mr. Bass holds a bachelor's degree in business administration from North Carolina Wesleyan

College and is a licensed general contractor and a licensed real estate broker in the state of Florida. We believe his experience in the real estate industry and leadership in management make Mr. Bass well-qualified to serve on our Board.

Michelle MacKay	Director

Michelle MacKay has served as a director on our Board since August 2009. Since February 2003, Ms. MacKay has been an Executive Vice President of Investments and Head of Capital Markets at iStar Financial, a publicly traded Real Estate Investment Trust ("REIT"). She is also a member of iStar Financial's Senior Management Committee. Ms. MacKay has more than 20 years of experience in the real estate industry. Her background includes investing in real estate through financings, direct ownership and structured products. Ms. MacKay has also held positions at Chase Bank and UBS. Ms. MacKay holds a B.A. in political science from the University of Connecticut and an M.B.A. from the University of Hartford. We believe her extensive knowledge of the real estate industry, background in the capital markets, as well as leadership experience, make Ms. MacKay well-qualified to serve on our Board.

Darius G. Nevin	Director

Darius G. Nevin has served as a member of our Board since our initial public offering (as described below under "Corporate Governance-The Board of Directors-Voting Arrangements"). Mr. Nevin is a member of G3 Capital Partners, LLC, an investment company and expert advisor to private equity firms regarding the security industry. Prior to founding G3 Capital Partners, LLC in October 2010, Mr. Nevin served as Chief Financial Officer of Protection One, Inc., a public company, from 2001 until June 2010. He played significant roles in the company's financial restructuring, acquisitions and debt financings. Mr. Nevin is also a Director of Veritas Financial Partners, an affiliate of Monarch Alternative Capital LP. Mr. Nevin earned an A.B. from Harvard College and an M.B.A. from the University of Chicago Booth School of Business. We believe his expertise in developing and executing the operating and financing strategies of public and private companies, his background in public company financial reporting and internal controls, and his leadership experience make Mr. Nevin well-qualified to serve on our Board.

Steven D. Plavin	Chairman of the Board of Directors

Stephen D. Plavin has served as Chairman of our Board since August 2009. Mr. Plavin has been a Senior Managing Director of the Blackstone Group since December 2012 and the Chief Executive Officer and a director of Blackstone Mortgage Trust, a New York City-based mortgage REIT that is managed by Blackstone and was formerly named Capital Trust, Inc., of which he has served as Chief Executive Officer since 2009. From 1998 until 2009, Mr. Plavin was Chief Operating Officer of Capital Trust and was responsible for all of the lending, investing and portfolio management activities of Capital Trust, Inc. Prior to that time, Mr. Plavin was employed for 14 years with Chase Manhattan Bank and its securities affiliate, Chase Securities Inc. Mr. Plavin held various positions within the real estate finance unit of Chase, and its predecessor, Chemical Bank, and in 1997 he became co-head of global real estate for Chase. Mr. Plavin is also a director of Omega Healthcare Investors, a REIT that owns skilled nursing and other healthcare facilities. Mr. Plavin holds a B.A. in English from Tufts University and an M.B.A. from the J.L. Kellogg Graduate School of Management of Northwestern University. Mr. Plavin brings to our Board management experience in the banking and real estate debt investment management sectors, as well as significant experience in and knowledge of the real estate industry and related capital markets transactions, which we believe makes him well-qualified to serve on our Board.

Charles C. Reardon	Director

Charles C. Reardon has served as a member of our Board since our initial public offering (as described below under "Corporate Governance-The Board of Directors-Voting Arrangements"). Mr. Reardon is the Senior Managing Director of Asgaard Capital LLC, a boutique advisory firm focused on serving middle market companies and their owners, as well as a Financial Industry Regulatory Authority ("FINRA") registered general securities representative with Chessicap Securities, Inc. since November 2011, a FINRA licensed broker dealer. Mr. Reardon has more than 25 years of experience in directing operational and financial restructurings, healthy and distressed mergers and acquisitions, debt and equity capital financings and real estate development. Prior to founding Asgaard Capital in August 2011, Mr. Reardon was a partner in the investment banking affiliates of Carl Marks & Co., a middle-market merchant bank headquartered in New York, from June 2009 to August 2011. Before that, from January 2002 to June 2009 he held various positions at Houlihan Lokey and was a member of its globally recognized Financial Restructuring Group. Mr. Reardon holds a B.A. with highest distinction from the University of Virginia and a J.D. from Yale Law School. We believe his extensive knowledge of real estate development, background in financial services, and his leadership experience make Mr. Reardon well-qualified to serve on our Board.

Christopher E. Wilson	Director

Christopher E. Wilson has served as a director on our Board since July 2012 and since 1995 has been a Partner of Stonehill Capital Management LLC, a financial investment advisory firm specializing in stressed, distressed and other opportunistic investments. In addition to his primary role as a portfolio manager, he also helps manage Stonehill's operations as one of its most senior principals. Mr. Wilson began his career at GE Capital's Corporate Finance Group and then joined RP Companies, a private equity firm specializing in the cable television and media fields. Mr. Wilson holds a B.A. in government from the University of Notre Dame. We believe Mr. Wilson's extensive background in corporate strategy, finance, business analysis and acquisitions make him well-qualified to serve on our Board.

ITEM 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
                  ACCOUNTING FIRM

        At the 2014 Annual Meeting, the stockholders will be asked to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014, or until such firm's earlier resignation or removal. While stockholder ratification of the appointment of the Company's independent registered public accounting firm is not required, we value the opinions of our stockholders and believe that stockholder ratification of our selection is a good corporate governance practice. In the event the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee of the Board (the "Audit Committee") will consider this fact when it selects the independent auditors for 2015. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to select and appoint a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company.

        We have been advised that a representative of Ernst & Young LLP will be present at the 2014 Annual Meeting to answer appropriate questions and to have an opportunity to make a statement if desired.

        The consolidated financial statements of WCI Communities, Inc. and subsidiaries as of December 31, 2013 and 2012, and for each of the two years in the period ended December 31, 2013, have been audited by Ernst & Young LLP, as set forth in their report thereon appearing in Item 8 of Part II of our Annual Report on Form 10-K for the year ended December 31, 2013 that was filed with the SEC on February 27, 2014 (the "2013 10-K"). During March 2013, we engaged McGladrey LLP to conduct an audit of our consolidated financial statements as of and for the year ended December 31, 2011 in accordance with standards of the Public Company Accounting Oversight Board ("PCAOB") because Ernst & Young LLP had performed tax provision assistance services for us relating to that period. These services were allowable under the American Institute of Certified Public Accountants independence standards, but are not consistent with the independence rules of the SEC.

        Neither the report of Ernst & Young LLP relating to our 2013 and 2012 consolidated financial statements nor the report of McGladrey LLP relating to our 2011 consolidated financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Moreover, during the years ended December 31, 2013, 2012 and 2011, there were no (i) disagreements with either Ernst & Young LLP or McGladrey LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of either Ernst & Young LLP or McGladrey LLP, would have caused either Ernst & Young LLP or McGladrey LLP to make reference to the subject matter of the disagreement(s) in connection with their reports on the consolidated financial statements of WCI Communities, Inc. and subsidiaries or (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

        During March 2013, we engaged McGladrey LLP solely to audit our 2011 consolidated financial statements in accordance with PCAOB standards. Ernst & Young LLP, which did not provide any tax provision services related to our 2012 consolidated financial statements or any other services that are inconsistent with the independence rules of the SEC, was engaged to conduct an audit of our consolidated financial statements as of and for the year ended December 31, 2012 in accordance with PCAOB standards. The engagement of both McGladrey LLP to audit our 2011 consolidated financial statements and Ernst & Young LLP to audit our 2012 consolidated financial statements was approved by the Audit Committee. Prior to engaging each of Ernst & Young LLP and McGladrey LLP, we did not consult with either of them with regard to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered, and neither a written report nor oral advice was provided to us that either Ernst & Young LLP or

McGladrey LLP concluded was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

        We furnished each of Ernst & Young LLP and McGladrey LLP with a copy of the foregoing disclosure included in our 2013 10-K and requested that each of Ernst & Young LLP and McGladrey LLP furnish us with a letter addressed to the SEC stating whether it agrees with the statements made in our 2013 10-K and, if not, stating the respects in which it does not agree. Ernst & Young LLP's letter was included as Exhibit 16.1, and McGladrey LLP's letter was included as Exhibit 16.2, to our 2013 10-K.

Required Vote

        The affirmative vote of a majority of votes cast affirmatively or negatively is required to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014. Abstentions will not be counted in determining the number of votes cast, and thus will not affect the voting results of this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.

        THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

Independent Registered Public Accounting Firm Fees and Services

        The table below sets forth the fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company's consolidated annual financial statements for the years ended December 31, 2013 and 2012, and fees for other services rendered by Ernst & Young LLP during those years.

	2013	2012
Audit Fees(1)	$1,177,158	$475,807
Audit-Related Fees(2)	36,985	51,995
Tax Fees(3)	437,098	517,838

Totals	$1,651,241	$1,045,640

(1)
Consists of fees billed for professional services rendered for the audit of the Company's annual consolidated financial statements, review of the Company's interim unaudited consolidated financial statements included in quarterly reports, the filing of our registration statements, including our Registration Statement on Form S-1 related to our initial public offering, and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings.

(2)
Consists of fees billed for professional services rendered for the audit of a joint venture in which we have an interest and for the use of the independent auditor's technical accounting research tool.

(3)
Consists of fees billed for professional services rendered for tax compliance, tax advice and tax planning.

Pre-Approval Policies and Procedures

        The Audit Committee has adopted a policy (the "Pre-Approval Policy") relating to the approval of all audit, audit-related, tax and permissible non-audit services that are to be provided by Ernst & Young LLP. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee ("specific pre-approval") or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy ("general pre-approval"). Unless a type of service to be provided by Ernst & Young LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee. On an annual basis, the Audit Committee reviews and generally pre-approves the services and the range of fees that may be provided by Ernst & Young LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services and pre-approved fee levels from time to time, based on subsequent determinations.

        The Audit Committee may delegate to the chair of the committee the authority to approve any audit, audit-related, tax or permissible non-audit services to be provided to us by Ernst & Young LLP. The chair is required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting. During 2013, no services were provided to us by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.

Report of the Audit Committee

        The primary purpose of the Audit Committee is to assist the Board in its oversight of: (i) the integrity of the Company's consolidated financial statements; (ii) the Company's compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm's qualifications and independence; and (iv) the performance of the Company's internal audit function and independent registered public accounting firm.

        In addition to fulfilling its responsibilities as set forth in its charter and further described below in "Corporate Governance—Board Committees and Meetings—The Audit Committee," the Audit Committee has reviewed the Company's audited consolidated financial statements for the year ended December 31, 2013. Discussions about the Company's audited consolidated financial statements included its independent registered public accounting firm's judgments about the quality, not just the acceptability, of the Company's accounting principles and underlying estimates used in its consolidated financial statements, as well as other matters, as required by Auditing Standard No. 16 ("AS 16"), as adopted by the Public Company Accounting Oversight Board and by our Audit Committee Charter. In conjunction with the specific activities performed by the Audit Committee in its oversight role, it issued the following report:

  1.
  The Audit Committee has reviewed and discussed the audited consolidated financial statements as of and for the year ended December 31, 2013 with the Company's management.

  2.
  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by AS 16.

  3.
  The Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm's communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm their independence from the Company.

        Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

Darius G. Nevin (Chair)
Michelle MacKay Charles C. Reardon

        The foregoing report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EXECUTIVE OFFICERS

        Set forth below is information regarding the Company's current executive officers who are not also directors. Information concerning Keith E. Bass, our President and Chief Executive Officer, may be found above in the section entitled "Item 1—Election of Directors."

Russell Devendorf Age: 40	Senior Vice President and Chief Financial Officer

Russell Devendorf has served as our Senior Vice President and Chief Financial Officer since November 2008 and is responsible for the Company's accounting, finance, tax, risk management and information technology systems. Prior to joining the Company, Mr. Devendorf held positions as Vice President- Finance of Meritage Homes Corporation from May 2008 to November 2008 and from March 2002 to May 2008 served in several senior level finance roles with TOUSA, Inc., a national homebuilding company, including most recently as Vice President, Treasurer and Secretary. He also served as an auditor at Ernst & Young, LLP in their real estate practice and is a Certified Public Accountant and Certified Treasury Professional. Mr. Devendorf received both a B.S. and Master of Accounting with a tax concentration from The Florida State University.
Vivien N. Hastings Age: 62	Senior Vice President, Secretary and General Counsel

Vivien N. Hastings has served as our Senior Vice President, Secretary and General Counsel since 1998. Ms. Hastings joined the Company in 1990 and held various positions in its legal department prior to becoming General Counsel. From 1982 to 1989, Ms. Hastings served as Vice President and Co-General Counsel of Merrill Lynch Hubbard, Inc., a real estate division of Merrill Lynch & Co. Prior to her tenure with Merrill Lynch, she was an associate with the law firm of Winston & Strawn LLP. Ms. Hastings holds a B.A. from the University of Connecticut and a J.D. from Washington University School of Law.
Paul J. Erhardt Age: 45	Senior Vice President of Homebuilding and Development; President, South Region

Paul J. Erhardt has served as our Senior Vice President of Homebuilding and Development and President of our South Region since November 2013. He is responsible for overseeing homebuilding operations, community planning, entitlements and land development for our South Region. From March 2013 until November 2013, Mr. Erhardt served as our Senior Vice President of Homebuilding and Development where he was responsible for overseeing our company-wide homebuilding operations, as well as community planning, entitlements and land development. Mr. Erhardt joined the Company as a Project Manager in 2004 and was named Senior Project Manager in 2005, Vice President in 2009 and Senior Vice President of Community Development and Operations in 2011, the last of which positions he held until his current role. Prior to joining the Company, Mr. Erhardt led supply chain improvement programs as Director of Operations Programs for World Kitchen, Inc. from 2001 to 2003. Prior to joining World Kitchen, Inc., Mr. Erhardt was a management consultant with Booz Allen & Hamilton from 1996 to 2001 and a practicing Certified Public Accountant with Arthur Andersen & Company from 1990 to 1995. He currently sits on multiple homeowner, condominium and community development district boards on behalf of the Company. Mr. Erhardt holds both a B.B.A. and M.B.A. from the University of Michigan with a Concentration in Corporate Strategy and Operations.

David T. Ivin Age: 55	Senior Vice President of Homebuilding and Development; President, North Region

David T. Ivin has served as our Senior Vice President of Homebuilding and Development and President of our North Region since he joined the Company in November 2013. He is responsible for overseeing homebuilding operations, community planning, entitlements and land development for our North Region. Mr. Ivin has over 30 years of professional homebuilding experience, holding various senior executive leadership positions at national homebuilding and development companies. Prior to joining the Company, Mr. Ivin served as Asset Manager with Starwood Land Ventures, managing all of its communities in West Florida from 2010 to 2013. Prior to joining Starwood Land Ventures, Mr. Ivin was a Division President at Centex Homes from 2004 to 2008, covering all of its Tampa, Florida operations, and from 1994 to 2004 he was the Regional Director in West Florida for Taylor Woodrow Communities. From 1991 to 1994 Mr. Ivin served as Division President of Ryland Homes (Charleston, South Carolina) and prior to that he held various construction and sales positions at Ryan Homes in Virginia. Mr. Ivin holds an M.B.A. from the University of North Carolina and a B.S. in Civil Engineering from Cornell University.
Reinaldo L. Mesa Age: 52	Senior Vice President of Real Estate Services; President and Chief Executive Officer, Watermark Realty, Inc.

Reinaldo L. Mesa has served as our Senior Vice President of Real Estate Services since September 2009 and as President and Chief Executive Officer of Watermark Realty, Inc. since January 2010. Previously, Mr. Mesa served as President of Prudential Florida Realty, beginning in March 2005, and has held various other positions at Prudential Florida Realty since he joined the Company in 1999. Prior to joining the Company, Mr. Mesa served as Miami-Dade District Manager with Coldwell Banker Residential Real Estate. He previously owned his own real estate brokerage that he ultimately sold in 1997 to NRT LLC, which operates Coldwell Banker Residential Real Estate. Mr. Mesa is a certified real estate broker and a certified residential specialist. Mr. Mesa also serves as a National Association of Realtors® ("NAR") Director and serves on the NAR Executive Committee, Large Residential Firms Advisory & Involvement Board and 2014 NAR Liaison Committee to Second Century Ventures. Mr. Mesa also previously served as a Director of the National Association of Hispanic Real Estate Professionals. Mr. Mesa has been in the real estate industry since 1981.
John B. McGoldrick Age: 47	Senior Vice President of Human Resources

John B. McGoldrick has served as our Senior Vice President of Human Resources since August 2013. Mr. McGoldrick oversees all aspects of the Company's human resources and corporate services functions, including recruiting, human resources administration, compensation and benefits, payroll, organization development, training and corporate services/facilities activities. Mr. McGoldrick joined the Company in 2002 and held various positions in WCI's Human Resources department prior to becoming Senior Vice President in August 2013. Prior to joining the Company, Mr. McGoldrick was Director of Human Resources, Compensation & Benefits from 2001 to 2002 for Orius Telecom Services, Inc., a private company in the telecommunications industry. He was Senior Manager of Human Resources Administration for Ocwen Financial Corporation, a publicly traded global financial services provider, from 1994 to 2001. Mr. McGoldrick holds a bachelor's degree from Villanova University.

CORPORATE GOVERNANCE

The Board of Directors

Composition

        Our Board currently consists of seven members. Our Fourth Amended and Restated Certificate of Incorporation provides that the authorized number of directors may be changed only by resolution of the Board and that, so long as either Monarch or Stonehill has the right to nominate two directors or the Principal Investors own, in the aggregate, at least 20% of our shares of common stock outstanding, the Board will not increase its size without the consent of the nominee(s) of such Principal Investor(s). Our directors hold office until their successors have been elected and qualified or appointed, or the earlier of their death, resignation or removal. Vacancies on the Board are filled by a majority of the directors then in office, and not by the stockholders. Vacancies caused by loss of a Principal Investor nominee (such nomination rights described further below) will be filled at the direction of such Principal Investor. Each of our directors is elected annually. Directors may be removed with or without cause by a majority vote of the shares of our common stock then outstanding.

Director Independence

        All members of our Board, except Mr. Bass, have been determined by the Board to be independent under the rules of the New York Stock Exchange. In making this determination, the Board has affirmed that each of the independent directors meets the objective requirements for independence set forth by the New York Stock Exchange. The independent directors are Patrick J. Bartels, Jr., Michelle MacKay, Darius G. Nevin, Stephen D. Plavin, Charles C. Reardon and Christopher E. Wilson. Mr. Bass is not independent because he is the Company's Chief Executive Officer.

        In evaluating and determining the independence of the directors, the Board considered that the Company may have certain relationships with its directors. Specifically, the Board considered that Mr. Bartels is an affiliate of Monarch, which owns approximately 27.9% of our outstanding common stock as of February 28, 2014. The Board determined that this relationship does not impair Mr. Bartels' independence. The Board also considered that Mr. Wilson is an affiliate of Stonehill, which owns approximately 25.4% of our outstanding common stock as of February 28, 2014. The Board determined that this relationship does not impair Mr. Wilson's independence.

Voting Arrangements

        On July 24, 2013, in connection with our initial public offering consummated on July 25, 2013 (our "IPO"), we entered into stockholders agreements with the Principal Investors, pursuant to which for so long as a Principal Investor holds at least 60% of the shares of our common stock held by it at the consummation of our IPO, such Principal Investor will have the right to nominate two directors to the Board and one director to each Board committee (subject to applicable independence requirements of each committee). When a Principal Investor owns less than 60%, but at least 20%, of the shares of our common stock held by it at the consummation of our IPO, such Principal Investor will be entitled to nominate one director to the Board and each Board committee (subject to applicable independence requirements of each committee). As of February 28, 2014, each of the Principal Investors held more than 60% of the shares of our common stock held by it at the consummation of our IPO. In addition, we have agreed to use commercially reasonable efforts to take all necessary and desirable actions within our control to cause the election, removal and replacement of such directors in accordance with the stockholders agreements and applicable law. Each Principal Investor has agreed to vote for the other's Board nominees in accordance with the terms of a separate voting agreement between the Principal Investors. See "Certain Relationships—Stockholders Agreements."

        Monarch nominated Mr. Nevin and Mr. Bartels to serve on the Board and Stonehill nominated Mr. Reardon and Mr. Wilson to serve on the Board.

Board Leadership Structure and Role in Risk Oversight

        The positions of Chairman of the Board and Chief Executive Officer are presently separate and have historically been separate at the Company. We believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Our Board recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as the Board's oversight responsibilities continue to grow. While our Amended and Restated Bylaws (the "Bylaws") and Corporate Governance Guidelines do not require that our Chairman and Chief Executive Officer positions be separate, our Board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

        Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures and our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage unnecessary risk-taking. In addition, our Audit Committee oversees the performance of our internal audit function and considers and approves or disapproves any related party transactions and our Nominating and Corporate Governance Committee monitors the effectiveness of our Corporate Governance Guidelines.

Board Committees and Meetings

        The standing committees of our Board consist of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Land Sub-Committee (the "Land Committee"). In connection with our IPO, the Board adopted amended written charters for the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, which are available on our website, www.wcicommunities.com, by clicking on "ABOUT WCI," then "INVESTORS" and then "CORPORATE GOVERNANCE." From time to time, special committees may be established under the direction of our Board when necessary to address specific issues. The information contained in, or that can be accessed through, our website is not incorporated by reference and is not a part of this proxy statement.

        Pursuant to the stockholders agreements described above and subject to applicable rules and regulations of the New York Stock Exchange, the Principal Investors will each have the right to appoint a member to each committee of the Board so long as such Principal Investor holds at least 20% of the shares of our common stock held by it at the consummation of our IPO.

        All members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent directors. The table below sets forth the membership of the Board's standing committees.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Land Committee
Patrick J. Bartels, Jr.		X	X	X
Keith E. Bass				CHAIR
Michelle MacKay	X		CHAIR
Darius G. Nevin	CHAIR			X
Stephen D. Plavin		X
Charles C. Reardon	X		X
Christopher E. Wilson		CHAIR		X

        The Board and the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee met as follows during the year ended December 31, 2013:

Name	Number of Meetings
Board of Directors	25	(1)
Audit Committee	8
Compensation Committee	3
Nominating and Corporate Governance Committee	None	(2)

(1)
Six of these meetings occurred after our IPO.

(2)
The Nominating and Corporate Governance Committee was formed in connection with our IPO.

        During 2013, each Director attended at least 75% of the aggregate of all meetings of the Board of Directors and meetings of the committees on which the Director served during the period in which he or she served as a Director.

        The independent directors meet in regularly scheduled executive sessions without management. Mr. Plavin, as the independent Chairman of the Board, presides over all executive sessions at which he is present. Currently, we do not maintain a formal policy regarding director attendance at the annual meeting; however, we encourage our directors to attend the meeting absent compelling circumstances.

Audit Committee

        Our Audit Committee consists of Mr. Nevin, who serves as chair of the committee, Ms. MacKay and Mr. Reardon. Monarch and Stonehill nominated Mr. Nevin and Mr. Reardon, respectively, to serve on our Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the New York Stock Exchange. Our Board has determined that Mr. Nevin is an "audit committee financial expert" as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of the New York Stock Exchange. Under the rules of the SEC and the New York Stock Exchange, members of the Audit Committee must also meet independence standards under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Each member of the Audit Committee is an independent director under the rules of the New York Stock Exchange relating to Audit Committee independence.

        The Audit Committee is responsible for, among other things:

  •
  appointing our independent registered public accounting firm;

  •
  evaluating the independent registered public accounting firm's qualifications, independence and performance;

  •
  determining the engagement of the independent registered public accounting firm;

  •
  reviewing and approving the scope of the annual audit and the audit fee;

  •
  reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our consolidated financial statements;

  •
  reviewing and approving, in advance, all audit and non-audit services to be performed by the independent auditor, taking into consideration whether the independent auditor's provision of non-audit services to us is compatible with maintaining the independent auditor's independence;

  •
  monitoring the rotation of partners of the independent registered public accounting firm on our engagement team as required by law;

  •
  establishing and overseeing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees regarding questionable accounting or auditing matters;

  •
  reviewing and approving related person transactions for potential conflict of interest situations on an ongoing basis;

  •
  investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisors as the Audit Committee deems necessary;

  •
  reviewing internal audit reports, as well as management's responses;

  •
  reviewing our consolidated financial statements and our Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in our annual and quarterly reports to be filed with the SEC;

  •
  annually reviewing the Audit Committee charter and the committee's performance; and

  •
  handling such other matters that are specifically delegated to the Audit Committee by the Board from time to time.

Compensation Committee

        Our Compensation Committee consists of Mr. Wilson, who serves as chair of the committee, Mr. Bartels and Mr. Plavin. Monarch and Stonehill nominated Mr. Bartels and Mr. Wilson, respectively, to serve on our Compensation Committee. Each of the members of our Compensation Committee is an independent director under the rules of the New York Stock Exchange and a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act.

        Our Compensation Committee reviews and recommends policies relating to compensation and benefits of our officers, directors and employees. The compensation committee is responsible for, among other things:

  •
  reviewing and approving the compensation, employment agreements and severance arrangements and other benefits of all our executive officers and key employees;

  •
  reviewing and determining director compensation from time to time in accordance with our Corporate Governance Guidelines and applicable New York Stock Exchange rules;

  •
  reviewing and approving, on an annual basis, the corporate goals and objectives relevant to the compensation of our executive officers, and evaluating their performance in light thereof;

  •
  assisting the Board in developing and evaluating potential candidates for executive officer positions and overseeing the development of executive succession plans;

  •
  reviewing and discussing with management our Compensation Discussion & Analysis ("CD&A"), or such other similar section, and recommending that the CD&A, or such other similar section, if required, be included in our proxy statement and annual report on Form 10-K;

  •
  reviewing our incentive compensation arrangements to confirm that incentive pay does not encourage unnecessary risk-taking and reviewing and discussing, at least annually, the relationship between risk management policies and practices, business strategy and our executive officers' compensation;

  •
  reviewing and evaluating, at least annually, the performance of the Compensation Committee and its members;

  •
  retaining or obtaining, in its sole discretion, the advice of a compensation consultant, independent legal counsel or other advisor after taking into consideration the factors required by any applicable requirements of the Exchange Act and any applicable New York Stock Exchange rules;

  •
  maintaining direct responsibility over the appointment, oversight and compensation of compensation consultants, independent legal counsel and other advisors engaged by the Compensation Committee; and

  •
  handling such other matters that are specifically delegated to the Compensation Committee by the Board from time to time.

Nominating and Corporate Governance Committee

        Our Nominating and Corporate Governance Committee consists of Ms. MacKay, who serves as chair of the committee, Mr. Bartels and Mr. Reardon. Monarch and Stonehill nominated Mr. Bartels and Mr. Reardon, respectively, to serve on our Nominating and Corporate Governance Committee. Each of the members of our Nominating and Corporate Governance Committee are independent directors under the rules of the New York Stock Exchange.

        The Nominating and Corporate Governance Committee is responsible for, among other things:

  •
  identifying and screening candidates for our Board, and recommending nominees for election as directors;

  •
  establishing procedures to exercise oversight of the evaluation of the Board and management;

  •
  developing and recommending to the Board a set of Corporate Governance Guidelines, as well as reviewing these guidelines and recommending any changes to the Board;

  •
  reviewing the structure of the Board's committees and recommending to the Board for its approval directors to serve as members of each committee, and where appropriate, making recommendations regarding the removal of any member of any committee;

  •
  reviewing and assessing the adequacy of the committee's formal written charter on an annual basis; and

  •
  handing such other matters that are specifically delegated to the Nominating and Corporate Governance Committee by the Board from time to time.

Selection and Evaluation of Director Candidates

        Under our stockholders agreements, for so long as a Principal Investor holds at least 60% of the shares of our common stock held by it at the consummation of our IPO, such Principal Investor is entitled to nominate two directors for election to the Board, and for so long as a Principal Investor holds less than 60% but at least 20% of the shares of our common stock held by it at the consummation of our IPO, such Principal Investor is entitled to nominate one director for election to the Board. Vacancies caused by loss of a Principal Investor nominee will be filled at the direction of such Principal Investor.

        Apart from any directors nominated by the Principal Investors, the Nominating and Corporate Governance Committee is responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates' independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the committee of candidates for election as director.

        The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, will take into account many factors, including the following:

  •
  personal and professional integrity;

  •
  ethics and values;

  •
  experience in corporate management, such as serving as an officer or former officer of a publicly held company;

  •
  experience in the industries in which we compete;

  •
  experience as a board member or executive officer of another publicly held company;

  •
  diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

  •
  conflicts of interest; and

  •
  practical and mature business judgment.

        Apart from the right of each Principal Investor to nominate one or two directors to the Board, as the case may be, director candidates recommended by our stockholders will be considered in the same manner as recommendations by directors, executives, outside advisors or search firms, except that the Nominating and Corporate Governance Committee may consider, as one of the factors in its evaluation of stockholder recommended nominees, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company.

        Any stockholder who intends to recommend a candidate to the Nominating and Corporate Governance Committee for consideration as a director nominee should deliver written notice, which must include the same information required to be included in a written notice submitted pursuant to Article I, Section 2.5 of our Bylaws, to the Secretary of the Company. Any such notice should be delivered to the Company sufficiently in advance of the Company's annual meeting to permit the Nominating and Corporate Governance Committee to complete its review in a timely fashion.

Land Committee

        Our Land Committee consists of Mr. Bass, who serves as chair of the committee, Mr. Bartels, Mr. Nevin and Mr. Wilson. Monarch and Stonehill nominated Mr. Bartels and Mr. Wilson, respectively, to serve on our Land Committee.

        In July 2012, the Board established a Land Committee, which directly reports to the Board. The Land Committee meets to review potential land acquisitions. Land acquisitions require the approval of the Company's Chief Executive Officer and Chief Financial Officer, the Land Committee and/or the Board, depending on maximum investment thresholds and estimated project duration. For investments of $10.0 million or less and estimated project duration of five years or less, we require the approval of our Chief Executive Officer and Chief Financial Officer. For investments greater than $10.0 million and less than or equal to $25.0 million and estimated project duration of seven years or less, we require the approval of our Chief Executive Officer, Chief Financial Officer and the Land Committee. For investments that are greater than $25.0 million and any joint venture, regardless of project duration, we require the approval of our Chief Executive Officer, Chief Financial Officer and the full Board. The Land Committee is intended to function as an additional governance and approval mechanism for executive management's land acquisition policies and procedures.

Compensation Committee Interlocks and Insider Participation

        Our Compensation Committee consists of Mr. Wilson, who serves as chair, Mr. Bartels and Mr. Plavin. Ms. MacKay served on the Compensation Committee in 2013 prior to the consummation of our IPO. None of the members of our Compensation Committee has been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board or Compensation Committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our Board or our Compensation Committee. We have entered into an indemnification agreement with each of our directors, including Mr. Wilson, Mr. Bartels, and Mr. Plavin, who comprise our current Compensation Committee. See "Certain Relationships—Indemnification Agreements."

Code of Business Conduct and Ethics

        We have adopted a written Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our Code of Business Conduct and Ethics is posted on our website at www.wcicommunities.com by clicking on "ABOUT WCI," then "INVESTORS" and then "CORPORATE GOVERNANCE." We intend to satisfy any disclosure requirements pursuant to Item 5.05 of Form 8-K and New York Stock Exchange rules regarding any amendment to, or a waiver from, certain provisions of our Code of Business Conduct and Ethics by posting such information on our website.

Communications with the Board

        Any interested party may communicate with the full Board or the non-management directors as a group by sending written communications to the attention of the General Counsel at: WCI Communities, Inc., 24301 Walden Center Drive, Bonita Springs, Florida 34134. The Company will forward any such communication to the intended recipients, unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal or similarly inappropriate.

EXECUTIVE COMPENSATION

        The discussion below includes a review of our compensation decisions with respect to 2013 for our "named executive officers," including our principal executive officer and our two other most highly compensated executive officers.

        Unless specifically set forth in this section captioned "Executive Compensation," the discussion herein regarding executive compensation (including, without limitation, the number of shares and share price for equity awards related to periods prior to the consummation of our IPO) give effect to a 10.3 for 1 stock split that occurred on July 22, 2013.

        Our named executive officers for 2013 were:

  •
  Keith E. Bass, who currently serves as President, Chief Executive Officer, or CEO, and a director and is our principal executive officer;

  •
  Russell Devendorf, who currently serves as Senior Vice President and Chief Financial Officer; and

  •
  Paul J. Erhardt, who currently serves as Senior Vice President of Homebuilding and Development; President, South Region.

2013 Summary Compensation Table

        The following table shows information regarding the compensation of our named executive officers for services performed during the year ended December 31, 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Keith E. Bass	2013	440,000	344,384	(1)	7,651,022	(2)	792,000	(3)	87,825	(4)	9,315,231
President and Chief Executive Officer	2012	108,313	—		487,500		—		1,500		597,313
Russell Devendorf	2013	275,000	124,500	(1)	2,040,272	(2)	198,000	(3)	1,547		2,639,319
Senior Vice President and Chief Financial Officer	2012	275,000	134,500		—		188,698		3,313		601,511
Paul J. Erhardt	2013	220,833	60,000	(1)	2,040,272	(2)	240,000	(3)	2,759		2,563,864
Senior Vice President of Homebuilding and Development; President, South Region	2012	200,000	55,000		—		171,544		2,012		428,556

(1)
Amount shown represents the annual cash incentives with respect to the subjective component of the 2013 MICP (as defined below) for the applicable named executive officer and an additional discretionary bonus for each of Mr. Bass and Mr. Devendorf. For a discussion of the bases for the determination of these amounts, please read "Annual Cash Incentives" below.

(2)
Amount shown represents the aggregate modification date fair value of the WCI Communities, Inc. 2013 Long Term Incentive Plan (the "Employee LTIP") award granted during January 2013 and amended in June 2013 (effective the day immediately following our IPO) computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718 ("FASB ASC 718"), disregarding our estimate of forfeitures. This amount may not correspond to the actual value that will be realized by the named executive officer with respect to such award. The assumptions used in the valuation of this modified award are set forth in Note 17 to the consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013. As described below under "—Narrative Disclosure Relating to the

  2013 Summary Compensation Table—Elements of Compensation—Long-Term Equity Incentives," awards granted under the Employee LTIP (i) vested 25% on July 25, 2013 and 15% on December 31, 2013 (subject to forfeiture) and (ii) will vest 15% on December 31 of each of 2014 through 2017, subject to accelerated vesting upon a change in control or a termination of employment by the Company without cause or by the participant for good reason.

(3)
Amount shown represents the annual cash incentive with respect to the financial objectives under the 2013 MICP. For a discussion of the bases for the determination of these amounts, please read "Annual Cash Incentives" below.

(4)
The amount shown includes an automobile allowance paid by the Company to Mr. Bass in an amount equal to $18,000, an apartment and living allowance paid by the Company to Mr. Bass in an aggregate amount equal to $66,000 and employment matching contributions to the 401(k) Plan (as defined below) paid to Mr. Bass equal to $3,825.

Narrative Disclosure Relating to the 2013 Summary Compensation Table

Elements of Compensation

        In 2013, we compensated our named executive officers through a combination of base salary, annual cash incentives, long-term equity incentives in the form of awards under the Employee LTIP, and other perquisites and benefits as described below.

  Base Salary

        The named executive officers receive a base salary to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive's skill set, experience, role and responsibilities.

  Annual Cash Incentives

        In 2013, the Company sponsored the 2013 WCI Management Incentive Compensation Plan (the "2013 MICP"). Under the 2013 MICP, key executives, including the named executive officers, were eligible to receive a bonus consisting of two components: (1) an objective component based on Company performance goals (consisting of 80% of the bonus potential) and (2) a subjective component based on individual performance goals (consisting of 20% of the bonus potential). The objective component for each named executive officer is based on two financial objectives: (1) 2013 Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA") Financial Objective (75% of the objective component) and (2) 2013 Land Acquisition Financial Objective (25% of the objective component). The target bonuses under the 2013 MICP for Mr. Bass, Mr. Devendorf and Mr. Erhardt were $660,000, $165,000 and $200,000, respectively.

        Each named executive officer was eligible to receive payout of a certain portion of the 2013 MICP related to each financial objective upon the attainment of a specified performance level with respect to such objective (provided that a specified payout based on land acquisitions could be obtained if one of the two specified performance levels related thereto was exceeded and the other was not obtained).

The performance levels and payout amounts with respect to each financial objective under the 2013 MICP are summarized in the table below.

				Percentage Payout at Each Performance Level
	Threshold Performance Level	Target Performance Level	Maximum Performance Level
2013 MICP Financial Objectives				Threshold	Target	Maximum
EBITDA	$18,800,000	$23,500,000	$28,200,000	50%	100%	150%
Land acquisitions (measured based on dollars spent on acquisitions and the number of lots acquired through acquisitions)	$33,840,000 and 802 lots	$42,300,000 and 1,003 lots	$50,760,000 and 1,204 lots	50%	100%	150%

        Based on 2013 performance relative to each financial objective, our Compensation Committee approved the Company's payouts at 150% of target bonus for such objectives. Specifically, 2013 performance with respect to each financial performance objective is summarized in the table below.

2013 MICP Financial Objective	Actual Performance Level	Percentage Payout at Actual Performance Level
EBITDA(1)	$41,866,000	150%
Land acquisitions (measured based on dollars spent on acquisitions and the number of lots acquired through acquisitions)	$70,700,000 and 1,900 lots	150%

(1)
EBITDA is not a measure determined in accordance with U.S. generally accepted accounting principles ("GAAP"). For purposes of the calculation of the actual performance level under the 2013 MICP, EBITDA included certain adjustments for unique items with respect to 2013, which were approved by our Compensation Committee. Appendix A to this proxy statement includes a presentation of (i) the calculation of EBITDA and (ii) a reconciliation between EBITDA for purposes of the calculation of the actual performance level under the 2013 MICP and the most directly comparable financial measure calculated and presented in accordance with GAAP, which is also presented therein.

        With respect to the objective components of the 2013 MICP, Mr. Bass, Mr. Devendorf and Mr. Erhardt received bonus payments equal to $792,000, $198,000 and $240,000, respectively.

        In addition to such payments, the Board approved the payment of bonuses under the subjective component of the 2013 MICP based on individual performance and, as a result, Mr. Bass, Mr. Devendorf and Mr. Erhardt received bonus payments under the subjective component of the 2013 MICP of $198,000, $49,500 and $60,000, respectively. The subjective component for the CEO was based on the Board's discretionary determination of the CEO's individual performance during 2013. The subjective component for each named executive officer, other than the CEO, was based on the Board's discretionary determination of such named executive officer's individual performance during 2013, after receiving and taking into account recommendations from the CEO. The Board also awarded Mr. Bass and Mr. Devendorf discretionary bonuses in respect of 2013 in amounts equal to $146,384 and $75,000, respectively.

        The named executive officers generally must have been employed through December 31, 2013 to receive payments under the 2013 MICP. Notwithstanding the foregoing, however, the named executive officers could have been entitled to earlier payment upon termination following a change in control (at the greater of target bonus and bonus based on actual performance) and could have been entitled to a pro-rated payment following termination due to death or disability, or as otherwise set forth in any applicable employment agreement.

  Executive Bonus Plan

        On June 14, 2013, we adopted, the WCI Communities, Inc. Senior Executive Incentive Bonus Plan (the "Executive Bonus Plan"), effective as of the day immediately prior to our IPO. The Executive Bonus Plan is designed to (a) provide an incentive for superior work and to motivate covered key executives toward even greater achievement and business results, (b) tie key executives' goals and interests to those of us and our stockholders and (c) enable us to attract and retain highly qualified executives. The Executive Bonus Plan is an incentive bonus plan under which certain key executives, including our named executive officers, may be eligible to receive bonus payments with respect to a specified period (for example, our fiscal year). Bonuses will generally be payable under the Executive Bonus Plan upon the attainment of pre-established performance goals. Notwithstanding the foregoing, we may pay bonuses (including, without limitation, bonuses based on non-pre-established performance goals and discretionary bonuses) to participants under the Executive Bonus Plan based upon such other terms and conditions as our Compensation Committee may in its discretion determine (including under a sub-plan of the Executive Bonus Plan). No awards were made to any named executive officer under the Executive Bonus Plan in 2013, but the named executive officers will be eligible to receive certain bonuses under the Executive Bonus Plan (or a sub-plan thereof) with respect to 2014.

  Long-Term Equity Incentives

  2013 Long-Term Incentive Plan

        On January 16, 2013, the Company adopted a long-term incentive plan for employees, the Employee LTIP, and on June 14, 2013, the Company amended the Employee LTIP, effective as of the day immediately following our IPO, to further its long term incentive compensation goals. Such long-term incentive plan is designed to provide the participants with the ability to participate in the increase in the value of the Company through payment of bonuses based on equity value. The Employee LTIP provides certain employees with the eligibility to receive a payment on the earlier of a change in control and the fifth anniversary of the effective date of the Employee LTIP. Under the Employee LTIP, each vested Employee LTIP award will generally be entitled to receive approximately 1,090.6 shares of our common stock upon settlement (or, if settled upon a change in control, the same form of consideration that the Company's stockholders receive in relation thereto). Awards granted under the Employee LTIP vested 25% on July 25, 2013 and 15% on December 31, 2013 (subject to forfeiture as described below) and will vest 15% on December 31 of each of 2014 through 2017, subject to accelerated vesting (as described below) upon a change in control or a termination of employment by the Company without cause or by the participant for good reason. Upon a change of control, 100% of the outstanding awards will vest. Upon termination of a participant's employment by the Company without cause or by the participant for good reason, 50% of the unvested portion of his award will vest and thereafter such participant will be entitled to retain the vested portion of his award and the remaining unvested portion will be forfeited; provided that, in the event of a change in control within six (6) months of such a termination, such participant will also be entitled to retain all unvested portions of his award that would have otherwise been forfeited. Upon termination of a participant's employment as a result of death or disability, such participant will be entitled to retain the vested portion of his award under the Employee LTIP and the unvested portion will be forfeited; provided that, in the event of a change in control within six (6) months of such a termination, such participant will also be entitled to retain all unvested portions of his award that would have otherwise been forfeited. Upon termination of a participant's employment for cause, such participant will forfeit his entire award under the Employee LTIP. Upon a termination of participant's employment for any reason not described above, such participant will retain the vested portion of his award under the Employee LTIP (other than the portion of his award that vested on December 31, 2013) and the portion of his award that vested on December 31, 2013 and any other unvested portion will be forfeited.

        On January 16, 2013, the Company awarded 450 Employee LTIP awards to Mr. Bass, 120 Employee LTIP awards to Mr. Devendorf and 120 Employee LTIP awards to Mr. Erhardt, and, prior to our IPO, the Company amended such awards, effective as of the day immediately following our IPO, to reflect the terms and conditions described herein. No other awards have been granted under the Employee LTIP to our named executive officers.

  2013 Equity Plan and 2010 Equity Plan

        On June 26, 2013, we adopted an equity incentive plan, our 2013 Equity Plan, effective as of June 28, 2013. The principal purpose of the 2013 Equity Plan is to attract, retain and motivate selected employees, consultants and directors through the granting of stock-based compensation awards and cash-based performance bonus awards. The 2013 Equity Plan is also designed to permit us to make equity-based awards and cash-based awards intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The 2013 Equity Plan provides for the grant of, among other things, stock options, restricted stock, restricted stock units, deferred stock, deferred stock units, stock appreciation rights (or "SARs"), dividend equivalents, performance awards and stock payments. While certain awards under the 2013 Equity Plan were granted to employees, we did not grant awards under the 2013 Equity Plan to any named executive officer in 2013.

        The Company currently also sponsors another equity incentive plan, the 2010 Equity Plan. No named executive officers received equity awards in 2013 under the 2010 Equity Plan and, given the Company's adoption of the 2013 Equity Plan, we do not expect to make any further grants under the 2010 Equity Plan.

  Perquisites and Other Benefits

        The Company currently provides Mr. Bass with a monthly automobile, apartment and living allowance of up to $7,000 per month. In 2013, Mr. Bass received a total of $18,000 for the automobile allowance and a total of $66,000 for the apartment and living allowance.

        The Company currently provides our named executive officers the opportunity to participate in an Executive Physical Program paid for by the Company. In 2013, no named executive officer participated in this program.

        Our named executive officers may participate in the WCI Communities, Inc. 401(k) and Retirement Plan (the "401(k) Plan"). The 401(k) Plan currently provides for a matching contribution of 25% of the first 6% of each of the participant's elected deferrals during the year. In 2013, Mr. Bass, Mr. Devendorf and Mr. Erhardt participated in the 401(k) Plan, each receiving matching contributions in the amounts of $3,825, $1,547 and $2,759, respectively.

        Our compensation program does not include any other material benefits or perquisites for our named executive officers, other than participation in benefit programs that are generally available to our employees.

Employment Arrangements

        As of December 31, 2013, we were a party to employment agreements with Mr. Bass (dated November 29, 2012), Mr. Devendorf (dated August 29, 2012) and Mr. Erhardt (dated August 22, 2012), each of which is described directly below.

  Employment Agreements with Keith E. Bass, Russell Devendorf and Paul J. Erhardt

  Term and Compensation

        The initial term of employment of each of Mr. Bass, Mr. Devendorf and Mr. Erhardt under their respective employment agreements is three years from the effective date thereof, and is automatically extended for successive one-year periods, unless either party gives notice of non-extension to the other party no later than 60 days prior to the expiration of the then-applicable term.

        Pursuant to his employment agreement, Mr. Bass is entitled to an initial base salary of $440,000 and is eligible for an annual performance-based bonus, with a target bonus opportunity of 150% of base salary. Pursuant to his employment agreement, Mr. Devendorf is entitled to an initial base salary of $275,000 and is eligible for an annual performance-based bonus. Pursuant to his employment agreement, Mr. Erhardt is entitled to an initial base salary of $200,000 (which, for 2013, was increased to $220,833) and is eligible for an annual performance-based bonus. In addition, Mr. Bass' employment agreement provides for an automobile allowance and apartment and living expenses at a rate of up to $7,000 per month.

        Mr. Bass' employment agreement also provides for certain equity and long-term incentive awards under the Employee LTIP and the 2010 Equity Plan. For a further description of any such awards that were granted in 2013, see above under "—Narrative Disclosure Relating to the 2013 Summary Compensation Table—Elements of Compensation—Long-Term Equity Incentives."

  Severance

        Each employment agreement provides for severance upon a termination by us without cause or by the named executive officer for good reason, for which (1) "cause" is defined generally as the named executive officer's termination of employment by the Company after the named executive officer's (a) commission of any felony or other act involving fraud, theft, misappropriation, dishonesty, or embezzlement, (b) commission of intentional acts that materially impair the goodwill of the business of the Company or cause material damage to its property, goodwill or business, (c) refusal to, or willful failure to, perform his material duties under the employment agreement, which refusal or failure continues for a period of fourteen (14) days following notice thereof by the Company to the named executive officer, or (d) violation of any written Company policies or procedures, which violation is not cured, to the extent susceptible to cure, within fourteen (14) days after the Company has given written notice to the named executive officer describing such violation; and (2) "good reason" is defined generally as the named executive officer's voluntary termination of employment after the occurrence, without the named executive officer's consent of (w) a material reduction in the named executive officer's base salary, excluding any such reduction that affects our employees generally, or our intentional failure to pay such base salary when due; (x) an action by us that results in a material adverse change in the named executive officer's title, duties or responsibilities; (y) a requirement by us that the named executive officer change his principal place of employment to a location outside of a fifty (50)-mile radius of Bonita Springs, Florida, subject to required travel; or (z) a change in control, which results in a material reduction in the named executive officer's opportunity to earn a bonus pursuant to the Company's annual cash incentive bonus plan in place immediately prior to a change in control.

        Upon a termination of Mr. Bass' employment by us without cause or by reason of his resignation for good reason (other than in connection with a change in control), Mr. Bass is entitled to severance consisting of (a) six (6) months' base salary, payable in installments, (b) any accrued, but unpaid bonus for any prior performance period, (c) 50% of his target bonus for the year of termination, (d) a pro-rated bonus based on actual results for the year of termination, and (e) continued coverage under the Consolidated Omnibus Budget Reconciliation Act ("COBRA") at the active employee rate for up to six (6) months. Further, if Mr. Bass so elects, he will, in exchange for the extension of his restrictive covenants for an additional six (6)-month period, be entitled to continued base salary payments for an additional six (6) months, a lump sum payment of an additional 50% of his target bonus for the year of termination and continued COBRA coverage at the active employee rate for up to an additional six (6) months. If Mr. Bass' employment is terminated by us without cause or by reason of his resignation for good reason in connection with a change in control (i.e., within six (6) months prior to or two (2) years following such change in control), Mr. Bass is entitled to severance consisting of (i) a lump sum payment of eighteen (18) months' base salary (based on the greater of the salary in place at either the date of termination or the date of the change in control), (ii) any accrued, but unpaid bonus for any prior performance period, (iii) a lump sum payment of 150% his target bonus (based on the greater of the target bonus for the year of termination or the immediately prior year), (iv) a pro-rated bonus based on actual results for the year of termination (but based on target if actual results are not calculable upon a change in control) and (v) continued COBRA coverage at the Company's expense for up to eighteen (18) months.

        Upon a termination of either Mr. Devendorf's or Mr. Erhardt's employment by us without cause or by reason of his resignation for good reason (other than in connection with a change in control), Mr. Devendorf or Mr. Erhardt, as applicable, is entitled to severance consisting of (a) six (6) months' of base salary, payable in installments, (b) any accrued but unpaid bonus for any prior performance period, (c) 50% of his target bonus for the year of termination, (d) a pro-rated bonus based on actual results for the year of termination, and (e) continued COBRA coverage at the active employee rate for up to six (6) months. If either Mr. Devendorf's or Mr. Erhardt's employment is terminated by us without cause or by reason of his resignation for good reason in connection with a change in control (i.e., within six (6) months prior to or two (2) years following such change in control), Mr. Devendorf or Mr. Erhardt, as applicable, is entitled to severance consisting of (i) a lump sum payment of nine (9) months' base salary (based on the greater of the salary in place at either the date of termination or the date of the change in control), (ii) any accrued, but unpaid bonus for any prior performance period, (iii) a lump sum payment of 75% of his target bonus (based on the greater of the target bonus for the year of termination or the immediately prior year), (iv) a pro-rated bonus based on actual results for the year of termination (but based on target if actual results are not calculable upon a change in control) and (v) continued COBRA coverage at the Company's expense for up to nine (9) months.

        In addition, each employment agreement provides for severance upon a termination of employment due to death or disability. Upon a termination of Mr. Bass' employment due to death or disability, Mr. Bass (or his beneficiary) is entitled to receive severance consisting of (a) five (5) months' base salary (payable in a lump sum if termination is due to death) reduced by any death or disability benefits, and (b) any accrued but unpaid bonus for any prior performance period. Upon a termination of either Mr. Devendorf's or Mr. Erhardt's employment due to death or disability, Mr. Devendorf or Mr. Erhardt (or his beneficiary), as applicable, is entitled to receive severance consisting of (i) three (3) months' base salary (payable in lump sum if termination is due to death) reduced by any death or disability benefits, and (ii) any accrued but unpaid bonus for any prior performance period.

        Further, if we elect not to renew Mr. Bass' employment upon the completion of his term and he terminates his employment at the end of the term, then he is entitled to severance consisting of six (6) months' base salary.

        Any severance payment payable to Mr. Bass, Mr. Devendorf or Mr. Erhardt pursuant to his respective employment agreement will be subject to the named executive officer's execution of a release of claims in favor of us.

  Miscellaneous

        Following termination of Mr. Bass' employment by us for cause or in connection with a change in control, or following our non-renewal of his term of employment, Mr. Bass will be subject to non-competition and non-solicitation restrictions for periods of six (6) months and twelve (12) months, respectively, following termination of employment. Following termination of Mr. Bass' employment by reason of his resignation without good reason, he will be subject to non-competition and non-solicitation restrictions for a twelve (12)-month period following termination of employment. Finally, following termination of Mr. Bass' employment without cause or for good reason, Mr. Bass will be subject to non-competition and non-solicitation restrictions for a six (6)-month period, subject to an additional six (6)-month extension if Mr. Bass so elects as described in the summary of the severance provisions above.

        Following any termination of either Mr. Devendorf's or Mr. Erhardt's employment prior to the end of his term, he will be subject to non-competition and non-solicitation restrictions for six (6) months following termination of employment.

        Each of Mr. Bass', Mr. Devendorf's and Mr. Erhardt's employment agreements provide for a 280G "best net" provision, whereby all parties have agreed that, should any payment or benefit due to Mr. Bass, Mr. Devendorf or Mr. Erhardt pursuant to their respective employment agreement be deemed an excess parachute payment for purposes of Section 280G of the Code, such amounts will either be (a) delivered in full or (b) limited to the minimum extent necessary to ensure that no portion thereof will fail to be tax-deductible to us by reason of Section 280G, whichever of the foregoing amounts results in the receipt by the named executive officer of the greatest amount of payments and benefits.

Outstanding Equity Awards at Fiscal Year End

        The table below sets forth specified information concerning equity awards held by each of the named executive officers as of December 31, 2013.

	Stock Awards
Name	Number of Shares of Stock that Have Not Vested		Market Value of Shares of Stock that Have Not Vested($)(1)
Keith E. Bass	51,500	(2)	983,135
	294,458	(3)	5,621,203
Russell Devendorf	78,522	(3)	1,498,985
Paul J. Erhardt	78,522	(3)	1,498,985

(1)
The market value of shares of common stock that have not vested and shares of common stock that are subject to unvested awards under the Employee LTIP is calculated based on the fair market value of our common stock as of the close of the market on December 31, 2013 ($19.09 per share).

(2)
On November 29, 2014, 25,750 shares will vest and the remaining 25,750 will vest on December 1, 2015.

(3)
Awards granted under the Employee LTIP to each of Mr. Bass, Mr. Devendorf and Mr. Erhardt (i) vested 25% on July 25, 2013 and 15% on December 31, 2013 (subject to forfeiture as described in this footnote) and (ii) will vest 15% on December 31 of each of 2014 through 2017, subject to accelerated vesting (as described below) upon a change in control or a termination of employment by the Company without cause or by the participant for good reason. Upon a change of control, 100% of the outstanding awards will vest. Upon termination of a participant's employment by the Company without cause or by the participant for good reason , 50% of the unvested portion of his award will vest and thereafter such participant will be entitled to retain the vested portion of his award under the Employee LTIP and the remaining unvested portion will be forfeited; provided that, in the event of a change in control within six (6) months of such a termination, such participant will also be entitled to retain all unvested portions of his award that would have otherwise been forfeited. Upon termination of a participant's employment as a result of death or disability, such participant will be entitled to retain the vested portion of his award under the Employee LTIP and the unvested portion will be forfeited; provided that, in the event of a change in control within six (6) months of such a termination, such participant will also be entitled to retain all unvested portions of his award that would have otherwise been forfeited. Upon termination of a participant's employment for cause, such participant will forfeit his entire award under the Employee LTIP. Upon a termination of a participant's employment for any reason not described above, such participant will retain the vested portion of his award under the Employee LTIP (other than the portion of his award that vested on December 31, 2013) and the portion of his award that vested on December 31, 2013 and any other unvested portion will be forfeited.

Equity Compensation Plan Information

        The number of shares underlying outstanding stock options, warrants and rights and number of shares remaining available for future issuance under the 2010 Equity Plan, 2013 Equity Plan, the Employee LTIP and the WCI Communities, Inc. 2013 Director Long Term Incentive Plan (the "Director LTIP"), as of December 31, 2013, are summarized in the table below.

Plan	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	927,000	not applicable	2,769,252
Equity compensation plans not approved by security holders	—	not applicable	—

Total	927,000		2,769,252	(1)

(1)
This amount represents the total number of shares available for issuance as of December 31, 2013 under shareholder-approved equity plans and is comprised of (i) 758,399 shares under the 2010 Equity Plan and (ii) 2,010,853 shares under the 2013 Equity Plan.

DIRECTOR COMPENSATION

        Unless specifically set forth in this section captioned "Director Compensation," the tabular and other disclosure herein regarding director compensation (including, without limitation, the number of shares and share price for equity awards related to periods prior to the consummation of our IPO) give effect to a 10.3 for 1 stock split that occurred on July 22, 2013.

2013 Director Compensation Table

        The following table sets forth information for the year ended December 31, 2013 regarding the compensation awarded to, or earned by, our non-employee directors who served on our Board during 2013.

Name	Fees Earned or Paid in Cash($)		Stock Awards($)(3)	Total($)
Patrick J. Bartels, Jr.	94,000	(1)	—	94,000
Michelle MacKay	81,375	(2)	544,073	625,448
Darius G. Nevin	34,750	(4)	—	34,750
Stephen D. Plavin	86,000	(5)	816,109	902,109
Charles C. Reardon	29,375	(6)	—	29,375
Christopher E. Wilson	94,083	(7)	—	94,083

(1)
Represents quarterly payments of an annual retainer for board membership, quarterly payments of an annual retainer for services as chair of the audit committee, quarterly payments of a retainer fee for Land Committee membership through the date of our IPO, and attendance fees for board and committee meetings. Such fees are paid directly to Monarch Alternative Capital LP and not to the director individually. During 2013, Mr. Bartels served as a managing principal at Monarch Alternative Capital LP, an investment advisor to certain funds that hold our common stock.

(2)
Represents quarterly payments of an annual retainer for board membership, quarterly payments of a prorated annual retainer for service as chair of the nominating and corporate governance committee and attendance fees for board and committee meetings.

(3)
The amounts reported in the Stock Awards column represent the aggregate modification date fair value of the Director LTIP award granted during February 2013 and amended in June 2013 (effective the day immediately following our IPO) computed in accordance with FASB ASC 718, disregarding our estimate of forfeitures. These amounts may not correspond to the actual value that will be realized by the non-employee director with respect to such awards. The assumptions used in the valuation of this modified award are set forth in Note 17 to the consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013.

As described below under "—Narrative Disclosure Relating to the 2013 Director Compensation Table—Long-Term Incentive Plan," awards granted under the Director LTIP vested 25% on July 25, 2013 and will vest 18.75% on December 31 of each of 2014 through 2017, subject to accelerated vesting upon a change in control or termination of service if the participant is not nominated for reelection or is otherwise involuntarily removed by us from our Board (and such failure to nominate or involuntary removal was without cause). As of December 31, 2013, Mr. Plavin held 12 vested Director LTIP awards (all of which represent a vested right to receive 13,087 shares of common stock upon settlement) and 36 unvested Director LTIP awards (all of which represent an unvested right to receive 39,261 shares of common stock upon settlement). As of

  December 31, 2013, Ms. MacKay held eight vested Director LTIP awards (all of which represent a vested right to receive 8,725 shares of common stock upon settlement) and 24 unvested Director LTIP awards (all of which represent an unvested right to receive 26,173 shares of common stock upon settlement). Other than such unvested Director LTIP awards held by Mr. Plavin and Ms. MacKay, there are no unvested stock or unexercised option awards held as of December 31, 2013 by the non-employee directors.

(4)
Represents quarterly payments of a prorated annual retainer for board membership, a quarterly payment of a prorated annual retainer for services as chair of the audit committee, and attendance fees for board and committee meetings.

(5)
Represents quarterly payments of an annual retainer for board membership, quarterly payments of an annual retainer for service as Chairman of the Board, and attendance fees for board and committee meetings.

(6)
Represents quarterly payments of a prorated annual retainer for board membership and attendance fees for board and committee meetings.

(7)
Represents quarterly payments of an annual retainer for board membership, quarterly payments of a prorated annual retainer for services as chair of the compensation committee, quarterly payments of a retainer for Land Committee membership through the date of our IPO and attendance fees for board and committee meetings. Such fees were paid directly to either Stonehill Institutional Partners, L.P. or Stonehill Capital Management LLC and not to the director individually. During 2013, Mr. Wilson served as a partner of Stonehill Capital Management LLC, which, by contract, is the investment advisor for our stockholder, Stonehill Institutional Partners, L.P.

Narrative Disclosure Relating to the 2013 Director Compensation Table

Director Fees

        In 2013, each of our non-employee directors received an annual cash retainer fee of $50,000, paid quarterly in equal installments of $12,500, for his or her services as a director, in some cases, pro-rated to the extent any director did not serve a full quarter. Each of our non-employee directors received a board meeting fee of $1,000 for each meeting attended. The directors serving in the capacity of the Chairman of our Board, chair of our Audit Committee, chair of our Compensation Committee and chair of our Nominating and Corporate Governance Committee were each entitled to an additional $10,000 annual retainer fee, paid quarterly in equal installments of $2,500, for such services, pro-rated to the extent any chair did not serve a full year term. Additionally, each member of the Audit Committee and Compensation Committee received a committee meeting fee of $500 for each committee meeting attended. Further, through the date of our IPO, each member of the Land Committee received a retainer fee, paid quarterly in equal installments of $2,500, pro-rated to the extent any member did not serve the full applicable period. Following the date of our IPO, each member of the Land Committee no longer received a retainer fee and instead received a committee meeting fee of $500 for each committee meeting at which the Land Committee took action by a vote of its members regarding or otherwise related to any land acquisition. In addition, in connection with our IPO, we established a pricing committee and each member of the pricing committee received a committee meeting fee of $500 for each committee meeting attended.

Long-Term Incentive Plan

        On February 5, 2013, the Company adopted a long-term incentive plan for non-employee directors, the WCI Communities, Inc. Director LTIP and, on June 14, 2013, the Company amended the Director LTIP, effective as of the day immediately following our IPO, to further its long term incentive compensation goals. Such long-term incentive plan is designed to provide the participants with the ability to participate in the increase in the value of the Company through payments based on equity value. The Director LTIP provides selected non-employee directors with the opportunity to receive a payment on the earlier of a change in control and the fifth anniversary of the effective date of the Director LTIP. Under the Director LTIP, each vested Director LTIP award will generally be entitled to receive approximately 1,090.6 shares of our common stock upon settlement (or, if settled upon a change in control, the same form of consideration that the Company's stockholders receive in relation thereto). Awards granted under the Director LTIP vested 25% on July 25, 2013 and will vest 18.75% on December 31 of each of 2014 through 2017, subject to accelerated vesting (as described below) upon a change in control or termination of service if the participant is not nominated for reelection or is otherwise involuntarily removed by us from our Board (and such failure to nominate or involuntary removal was without cause). Upon a change of control, 100% of the outstanding awards will vest. Upon termination of a participant's services due to such participant not being nominated for reelection or being otherwise involuntarily removed by us from our Board (and such failure to nominate or involuntary removal was without cause), a prorated portion of unvested Director LTIP awards that would have otherwise vested on the immediately subsequent vesting date following termination of service will vest (based on months of service in the year of termination) and thereafter such participant will be entitled to retain the vested portion of his or her award under the Director LTIP and the remaining unvested portion will be forfeited; provided that, in the event of a change in control within six (6) months of such a termination, such participant will also be entitled to retain all unvested portions of his or her award that would have otherwise been forfeited. Upon termination of a participant's services by the participant due to voluntary resignation or a voluntary decision not to stand for reelection, such participant will be entitled to retain the vested portion of his or her award under the Director LTIP and the unvested portion will be forfeited. Upon termination of a participant's services for cause, such participant will forfeit his or her entire award under the Director LTIP. Upon termination of a participant's services for any reason not described above, such participant will be entitled to retain the vested portion of his or her award under the Director LTIP and the unvested portion will be forfeited; provided that, in the event of a change in control within six (6) months of such a termination, such participant will also be entitled to retain all unvested portions of his or her award that would have otherwise been forfeited.

        On February 5, 2013, the Company awarded 48 Director LTIP awards to Mr. Plavin and 32 Director LTIP awards to Ms. MacKay, and, prior to our IPO, the Company amended such awards, effective as of the day immediately following our IPO, to reflect the terms and conditions described herein. No other awards have been granted under the Director LTIP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The table below sets forth the beneficial ownership of our common stock as of February 28, 2014 (or such other date as indicated in the notes to this table) by (1) each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of our outstanding common stock, (2) each of our directors, (3) each of our named executive officers and (4) all of our directors and executive officers as a group. The percentages are based on 25,975,991 shares of our common stock outstanding as of February 28, 2014. Unless otherwise indicated, the address of all directors and executive officers is c/o WCI Communities, Inc., 24301 Walden Center Drive, Bonita Springs, Florida 34134.

        To our knowledge, each person named in the table has sole voting and investment power with respect to all of the securities shown as beneficially owned by such person, except as otherwise indicated in the notes to the table. The number of securities shown represents the number of securities the person "beneficially owns," as determined by the rules of the SEC. The SEC has defined "beneficial" ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement, or (4) the automatic termination of a trust, discretionary account or similar arrangement.

Name and Address of Beneficial Owner	Shares Owned	Percentage
5% or more Stockholders:
Monarch Alternative Capital LP and certain of its advisory clients(1)	7,255,622	27.9%
Stonehill Institutional Partners, L.P.(2)	6,595,676	25.4%
WCI Communities, Inc. Creditor Trust(3)	1,393,075	5.4%
Directors and Named Executive Officers:
Keith E. Bass(4)	179,500	*
Russell Devendorf(5)	67,017	*
Paul J. Erhardt(6)	3,500	*
Patrick J. Bartels, Jr.	—	—
Michelle MacKay(7)	8,158	*
Darius G. Nevin(8)	2,658	*
Stephen D. Plavin(9)	14,708	*
Charles C. Reardon(8)	2,658	*
Christopher E. Wilson(10)	6,595,676	25.4%
All directors and executive officers as a group (13 persons)	6,995,114	26.9%

*
Denotes less than 1.0% beneficial owner.

(1)
Monarch Alternative Capital LP, MDRA GP LP and Monarch GP LLC may be deemed to have shared voting and dispositive power over all 7,255,622 shares. The address for these entities is 535 Madison Avenue, 26th Floor, New York, New York 10022.

(2)
Stonehill Capital Management LLC, a Delaware limited liability company ("SCM"), is the investment advisor of Stonehill Institutional Partners, L.P. ("Stonehill Institutional") and Stonehill General Partner, LLC ("Stonehill GP") is the general partner of Stonehill Institutional. By virtue of such relationships, SCM and Stonehill GP and their principals may be deemed to have voting and dispositive power over the shares owned by Stonehill Institutional. The address for these parties is 885 Third Avenue, 30th Floor, New York, New York 10022.

(3)
Represents (i) 489,250 shares issued pursuant to our plan of reorganization upon our emergence from bankruptcy in 2009 and (ii) 903,825 shares that were exchanged for all of our Series A preferred stock on July 3, 2013. The address for Ocean Ridge Capital Advisors, LLC, trustee of WCI Communities, Inc. Creditor Trust is 56 Harrison Street, Suite 203A, New Rochelle, New York 10801, Attention: Bradley E. Scher.

(4)
The total shares held by Mr. Bass above include 76,500 shares of restricted stock that have not yet vested. On November 29, 2014, 25,750 shares will vest, on December 1, 2015, 25,750 will vest, and on February 20, 2017 the remaining 25,000 shares will vest. The total shares held by Mr. Bass above exclude any shares that may be received by him under the Employee LTIP following our IPO. Under the Employee LTIP, Mr. Bass is eligible to receive up to 490,764 shares upon the earlier of a change in control or January 16, 2018. On July 25, 2013, 25% of Mr. Bass' award under the Employee LTIP, pursuant to which he is eligible to receive 122,691 shares, vested. On December 31, 2013, 15% of Mr. Bass' award under the Employee LTIP, pursuant to which he is eligible to receive 73,615 shares, vested (subject to forfeiture upon termination of employment by Mr. Bass without good reason). Awards granted under the Employee LTIP will continue to vest 15% on December 31 of each of 2014 through 2017, subject to accelerated vesting of (a) 100% of the awards upon a change in control and (b) 50% of all unvested awards upon termination of employment by the Company without cause or by the participant for good reason.

(5)
The total shares held by Mr. Devendorf above include 7,000 shares of restricted stock that will vest on February 20, 2017. The total shares held by Mr. Devendorf above exclude any shares that may be received by him under the Employee LTIP following our IPO. Under the Employee LTIP, Mr. Devendorf is eligible to receive up to 130,870 shares upon the earlier of a change in control or January 16, 2018. On July 25, 2013, 25% of Mr. Devendorf's award under the Employee LTIP, pursuant to which he is eligible to receive 32,718 shares, vested. On December 31, 2013, 15% of Mr. Devendorf's award under the Employee LTIP, pursuant to which he is eligible to receive 19,630 shares, vested (subject to forfeiture upon termination of employment by Mr. Devendorf without good reason). Awards granted under the Employee LTIP will continue to vest 15% on December 31 of each of 2014 through 2017, subject to accelerated vesting of (a) 100% of the awards upon a change in control and (b) 50% of all unvested awards upon termination of employment by the Company without cause or by the participant for good reason.

(6)
The total shares held by Mr. Erhardt above include 3,500 shares of restricted stock that will vest on February 20, 2017. The total shares held by Mr. Erhardt above exclude any shares that may be received by him under the Employee LTIP following our IPO. Under the Employee LTIP, Mr. Erhardt is eligible to receive up to 130,870 shares upon the earlier of a change in control or January 16, 2018. On July 25, 2013, 25% of Mr. Erhardt's award under the Employee LTIP, pursuant to which he is eligible to receive 32,718 shares, vested. On December 31, 2013, 15% of Mr. Erhardt's award under the Employee LTIP, pursuant to which he is eligible to receive 19,630 shares, vested (subject to forfeiture upon termination of employment by Mr. Erhardt without good reason). Awards granted under the Employee LTIP will continue to vest 15% on December 31 of each of 2014 through 2017, subject to accelerated vesting of (a) 100% of the awards upon a change in control and (b) 50% of all unvested awards upon termination of employment by the Company without cause or by the participant for good reason.

(7)
The total shares held by Ms. MacKay include 2,658 shares of restricted stock that will vest on the first business day immediately prior to the Company's annual meeting of stockholders occurring in 2015, subject to Ms. MacKay's continued service on the Board. The total shares held by Ms. MacKay above exclude any shares that may be received by her under the Director LTIP following our IPO. Under the Director LTIP, Ms. MacKay is eligible to receive up to 34,898 shares upon the earlier of a change in control or February 5, 2018. On July 25, 2013, 25% of Ms. MacKay's award under the Director LTIP, pursuant to which she is eligible to receive 8,725 shares, vested. Awards granted under the Director LTIP will continue to vest 18.75% on December 31 of each of 2014 through 2017, subject to accelerated vesting of (a) 100% of the awards upon a change in control and (b) a prorated portion of the unvested awards that would have otherwise vested on the immediately subsequent vesting date following termination of service if the participant is not nominated for reelection or is otherwise involuntarily removed by us from our Board (other than for cause).

(8)
The total shares held by each of Mr. Nevin and Mr. Reardon include 2,658 shares of restricted stock that will vest on the first business day immediately prior to the Company's annual meeting of stockholders occurring in 2015, subject to each of Mr. Nevin's and Mr. Reardon's continued service on the Board.

(9)
The total shares held by Mr. Plavin include 2,658 shares of restricted stock that will vest on the first business day immediately prior to the Company's annual meeting of stockholders occurring in 2015, subject to Mr. Plavin's continued service on the Board. The total shares held by Mr. Plavin above exclude any shares that may be received by him under the Director LTIP following our IPO. Under the Director LTIP, Mr. Plavin is eligible to receive up to 52,348 shares upon the earlier of a change in control or February 5, 2018. On July 25, 2013, 25% of Mr. Plavin's award under the Director LTIP, pursuant to which he is eligible to receive 13,087 shares, vested. Awards granted under the Director LTIP will continue to vest 18.75% on December 31 of each of 2014 through 2017, subject to accelerated vesting of (a) 100% of the awards upon a change in control and (b) a prorated portion of the unvested awards that would have otherwise vested on the immediately subsequent vesting date following termination of service if the participant is not nominated for reelection or is otherwise involuntarily removed by us from our Board (other than for cause).

(10)
Represents shares owned by Stonehill Institutional. Mr. Wilson is a managing member of SCM and Stonehill GP, and may be deemed to have shared voting and dispositive power over the shares owned by Stonehill Institutional. He disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein. The address for Mr. Wilson is 885 Third Avenue, 30th Floor, New York, New York 10022.

CERTAIN RELATIONSHIPS

        The following is a summary of certain relationships between the Company and its executive officers, directors and stockholders holding more than 5% of the Company's common stock.

Series A Preferred Stock Exchange

        In connection with our emergence from bankruptcy, the WCI Communities, Inc. Creditor Trust (the "Creditor Trust") for the benefit of holders of allowed unsecured claims received 10,000 shares of our Series A preferred stock, 5% of our common stock and $1.0 million in cash to be used for administration of the trust. Pursuant to the terms of our Fourth Amended and Restated Certificate of Incorporation, the holders of the Series A preferred stock were entitled to receive a dividend in the form of common stock upon the occurrence of certain events. On July 3, 2013, pursuant to an exchange agreement between the Company and the Creditor Trust, we exchanged the 10,000 shares of Series A preferred stock outstanding for 903,825 shares of our common stock. All such shares of preferred stock have been cancelled and retired. As of February 28, 2014, the Creditor Trust owns approximately 5.4% of our common stock.

Indemnification Agreements

        We have entered into indemnification agreements with each of our directors and executive officers, as well as our Chief Accounting Officer, who is not an executive officer of the Company. Under the terms of these indemnification agreements, we are required to indemnify each of our directors and officers to the fullest extent permitted by the laws of the state of Delaware, if the basis of the indemnitee's involvement was by reason of the fact that the indemnitee is or was a director, or officer, of the Company or any of its subsidiaries or was serving at the Company's request in an official capacity for another entity. We must indemnify our officers and directors against all reasonable fees, expenses, charges and other costs of any type or nature whatsoever, including any and all expenses and obligations paid or incurred in connection with investigating, defending, being a witness in, participating in (including on appeal), or preparing to defend, be a witness or participate in any completed, actual, pending or threatened action, suit, claim or proceeding, whether civil, criminal, administrative or investigative, or establishing or enforcing a right to indemnification under the indemnification agreement. The indemnification agreements also require us, if so requested, to advance within 30 days of such request all reasonable fees, expenses, charges and other costs that such director or officer incurred, provided that such person will return any such advance if it is ultimately determined that such person is not entitled to indemnification by us.

Stockholders Agreements

        Pursuant to stockholders agreements that we entered into with the Principal Investors on July 24, 2013, in connection with our IPO, for so long as a Principal Investor holds at least 60% of the shares of our common stock held by it at the consummation of our IPO, such Principal Investor will have the right to nominate two directors to the Board and one director to each board committee (subject to applicable independence requirements of each committee). When a Principal Investor owns less than 60%, but at least 20%, of the shares of our common stock held by it at the consummation of our IPO, such Principal Investor will be entitled to nominate one director to the Board and each board committee (subject to applicable independence requirements of each committee). As of February 28, 2014, each of the Principal Investors held more than 60% of the shares of our common stock held by it at the consummation of our IPO. In addition, we have agreed to use commercially reasonable efforts to take all necessary and desirable actions within our control to cause the election, removal and replacement of such directors in accordance with the stockholders agreements and applicable law. Each Principal Investor has also agreed to vote for the other's Board nominees in accordance with the terms of a separate voting agreement entered into between the Principal Investors.

Registration Rights Agreements

        In connection with our IPO, in July 2013, we entered into a registration rights agreement with the Principal Investors with respect to any shares of our common stock held by them and a registration rights agreement with the Creditor Trust with respect to any shares held by it. We refer to the shares held by the Principal Investors and the Creditor Trust collectively as the "registrable shares."

        Pursuant to the registration rights agreement with the Principal Investors, we have granted the Principal Investors and their direct and indirect transferees demand registration rights to have the registrable shares registered for resale, and, in certain circumstances, the right to "piggy-back" the registrable shares in registration statements we might file in connection with any future public offering. When we become and for so long as we are eligible to use Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), the Principal Investors and their direct and indirect transferees will have shelf registration rights requiring us to file a shelf registration statement and to maintain the effectiveness of such registration statement so as to allow sales thereunder from time to time.

        Pursuant to the registration rights agreement with the Creditor Trust, we have granted the Creditor Trust and its direct and indirect transferees, taken together as a group, one request to effect the registration of registrable shares either by (x) a demand registration right or (y) a shelf registration right requiring us to file a shelf registration statement on Form S-3 as long as we are eligible to use Form S-3 under the Securities Act.

        Notwithstanding the foregoing, any registration will be subject to cutback provisions, and we will be permitted to suspend the use, from time to time, of the prospectus that is part of the registration statement (and therefore suspend sales under the registration statement) for certain periods, referred to as "blackout periods."

Policies and Procedures for Related Party Transactions

        Our Board adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of transactions involving us and "related persons." For the purpose of this policy, "related persons" includes our executive officers and directors or their immediate family members, or stockholders owning five percent or more of our outstanding common stock and their immediate family members.

        The policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm's length transaction with an unrelated party and the extent of the related person's interest in the transaction. All related party transactions may only be consummated if our Audit Committee has approved or ratified such transaction in accordance with the guidelines set forth in the policy. Any member of the Audit Committee who is a related person with respect to a transaction under review will not be permitted to participate in the deliberations or vote respecting approval or ratification of the transaction. However, such director may be counted in determining the presence of a quorum at a meeting of the Audit Committee that considers the transaction. All of the transactions, agreements or relationships described in this section occurred prior to the adoption of this policy.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of our common shares to file reports of ownership and changes in ownership with the SEC. These officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of copies of Forms 3, 4 or 5 filed by the Company on behalf of its directors and officers or otherwise provided to the Company, the Company believes that during and with respect to the year ended December 31, 2013, its officers, directors and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements.

Stockholder Proposals and Nominations for Director for the 2015 Annual Meeting

        Stockholder proposals intended for inclusion in next year's proxy materials related to the 2015 annual meeting of stockholders (the "2015 Annual Meeting") pursuant to SEC Rule 14a-8 must be received at the Company's principal executive offices on or before November 21, 2014.

        Stockholder proposals not intended for inclusion in next year's proxy materials, but which instead are sought to be presented at the 2015 Annual Meeting, as well as any director nominations, must be submitted in accordance with the specific procedures and requirements set forth in Article I, Sections 2.4 and 2.5 of our Bylaws. These procedures require that any nominations or proposals must be delivered to, or mailed and received at, the Company's principal executive offices no earlier than January 1, 2015 and no later than January 31, 2015 in order to be considered.

        In the event the date of the 2015 Annual Meeting is more than 30 days before or more than 60 days after May 1, 2015, any nominations or proposals must be delivered to, or mailed and received at, the Company's principal executive offices no later than the later of the 90th day prior to the 2015 Annual Meeting or the 10th day following the day on which public disclosure of the date of the 2015 Annual Meeting was first made.

Householding

        The SEC's rules permit us to deliver a single Notice of Internet Availability of Proxy Materials or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Notice of Internet Availability of Proxy Materials or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Notice of Internet Availability of Proxy Materials or proxy materials, contact American Stock Transfer & Trust Company, LLC ("AST") at 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers).

        If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Notices of Internet Availability of Proxy Materials or proxy materials for your household, please contact AST at the above phone number.

By Order of the Board of Directors

WCI Communities, Inc.

Bonita Springs, Florida
March 21, 2014

Appendix A

  EBITDA Reconciliation for Purposes of the 2013 MICP

        All capitalized terms in this Appendix have the same definitions as provided in our 2014 proxy statement.

        In addition to any results reported in accordance with GAAP, we have provided information in this proxy statement relating to EBITDA in connection with the calculation of the EBITDA financial objective of the objective component of the annual bonus under the 2013 MICP for our named executive officers. EBITDA calculated for such purpose, which we refer to herein as the 2013 MICP EBITDA, measures performance by adjusting net income attributable to common shareholders of WCI Communities, Inc. to exclude interest expense, capitalized interest in cost of sales, income taxes and depreciation, as well as preferred stock dividends, expenses related to early repayment of debt, certain stock-based and other non-cash long-term incentive compensation expense and certain incremental incentive compensation expense. We believe that the presentation of the 2013 MICP EBITDA provides useful information to investors and other interested parties because it assists those parties and us when analyzing the performance and compensation of our named executive officers. We also believe that the 2013 MICP EBITDA is useful as a measure of comparative operating performance from period to period for purposes of determining incentive compensation as it is reflective of changes in pricing decisions, cost controls and other factors that affect operating performance, and it removes the effect of our capital structure (such as preferred stock dividends and interest expense), asset base (primarily depreciation), items outside of our control (primarily income taxes) and the volatility related to the timing and extent of non-operating activities. Accordingly, we believe that this measure is useful for comparing general operating performance from period to period. Although we use the 2013 MICP EBITDA as a financial measure to assess the performance of our named executive officers, its use is limited because it does not include (a) certain material costs, such as interest and income taxes, necessary to operate our business, or (b) certain unique costs incurred during the year ended December 31, 2013, including expenses related to our IPO. The 2013 MICP EBITDA should be considered in addition to, and not as a substitute for, net income (loss) in accordance with GAAP as a measure of performance. Our presentation of the 2013 MICP EBITDA should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items or that the 2013 MICP EBITDA or any similar financial measure will be calculated in the same manner as set forth herein for purposes of any future bonus or other compensation-related evaluation. The 2013 MICP EBITDA measure has limitations as an analytical tool and investors and other interested parties should not consider it in isolation or as a substitute for analyses of our results as reported under GAAP. Some such limitations are:

  •
  it does not reflect the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations;

  •
  it is not adjusted for all non-cash income or expense items that are reflected in our consolidated statements of cash flows;

  •
  it does not reflect the interest expense necessary to service our debt; and

  •
  other companies in our industry may calculate similar measures differently than we do, thereby limiting the 2013 MICP EBITDA's usefulness as a comparative measure.

        Because of these limitations, the 2013 MICP EBITDA measure is not intended to be an alternative to net income (loss), indicator of our operating performance, alternative to any other measure of performance in conformity with GAAP or alternative to cash flow provided by operating activities as a measure of our liquidity. Investors and other interested parties should therefore not place undue reliance on the 2013 MICP EBITDA measure. Our GAAP-based measures can be found in our audited consolidated financial statements in Item 8 of Part II of our 2013 Form 10-K.

        The table below reconciles the 2013 MICP EBITDA for purposes of calculation of annual bonuses based on the objective criteria under the 2013 MICP to the most directly comparable GAAP financial measure, net income attributable to common shareholders of WCI Communities, Inc., for the year ended December 31, 2013.

	Actual Performance Level	Target Performance Level
	(in thousands)
Net income attributable to common shareholders of WCI Communities, Inc.	$126,968	$13,999
Interest expense	2,537	3,723
Capitalized interest in cost of sales(1)	4,257	3,632
Income tax benefit(2)	(125,709)	—
Depreciation	2,081	2,146

EBITDA	10,134	23,500
Preferred stock dividends(3)	19,680	—
Expenses related to early repayment of debt(4)	5,105	—
Stock-based and other non-cash long-term incentive compensation expense related to 2013 plans(5)	5,125	—
Incremental incentive compensation expense(6)	1,822	—

2013 MICP EBITDA	$41,866	$23,500

(1)
Represents capitalized interest expensed in cost of sales on home deliveries and land lot sales.

(2)
Represents the Company's income tax benefit from continuing operations as reported in its consolidated statements of operations, primarily consisting of a reversal of $125.6 million of deferred tax asset valuation allowances.

(3)
Represents a reduction in income available to common shareholders of WCI Communities, Inc. pertaining to the Company's preferred stock wherein we (i) exchanged 903,825 shares of our common stock (valued at $19.0 million) for 10,000 outstanding shares of our Series A preferred stock during July 2013 and (ii) paid $0.7 million in cash to purchase the one outstanding share of our Series B preferred stock during April 2013. In accordance with Accounting Standards Codification 260, Earnings Per Share, paragraph 10-S99-2, any difference between the consideration transferred to our preferred stock shareholders and the corresponding book value has been characterized as a preferred stock dividend in our consolidated statements of operations and deducted from net income to arrive at net income attributable to common shareholders of WCI Communities, Inc.

(4)
Represents expenses related to early repayment of debt as reported in our consolidated statements of operations, consisting of write-offs of unamortized debt discount and debt issuance costs and a prepayment premium related to our voluntary prepayment of the entire outstanding principal amount of our Senior Secured Term Notes due 2017 during August 2013.

(5)
Represents certain expenses recorded in our consolidated statements of operations related to the Company's stock-based and other non-cash long-term incentive compensation plans adopted during the year ended December 31, 2013 (i.e., Employee LTIP, Director LTIP and 2013 Equity Plan).

(6)
Represents incremental incentive compensation expense resulting from actual performance exceeding target performance related to our 2013 MICP and other compensation plans.

--------------- 0 WCI COMMUNITIES, INC. Proxy for the Annual Meeting of Stockholders on May 1, 2014 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Russell Devendorf and Vivien N. Hastings, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally pres- ent and acting at the Annual Meeting of Stockholders of WCI Communities, Inc., to be held on May 1, 2014 at 2:30 p.m. ET., at the Holiday Inn, Fort Myers Airport at Town Center, 9931 Interstate Commerce Dr., Fort Myers, Florida 33913, and at any adjournments, continua- tions or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 14475

ANNUAL MEETING OF STOCKHOLDERS OF WCI COMMUNITIES, INC. May 1, 2014 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement, proxy card, and Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/18428/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20730000000000000000 5 050114 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of Directors: NOMINEES: 2. Ratification of Independent Registered Public Accounting Firm Ernst & Young LLP FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) Patrick J. Bartels, Jr. Keith E. Bass Michelle MacKay Darius G. Nevin Stephen D. Plavin Charles C. Reardon Christopher E. Wilson In their discretion, the proxies are authorized to vote (x) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (z) on such other business as may properly come before the Annual Meeting or at any adjournments, continuations, or postponements thereof. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

--------------- 0 WCI COMMUNITIES, INC. Proxy for the Annual Meeting of Stockholders on May 1, 2014 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Russell Devendorf and Vivien N. Hastings, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally pres- ent and acting at the Annual Meeting of Stockholders of WCI Communities, Inc., to be held on May 1, 2014 at 2:30 p.m. ET., at the Holiday Inn, Fort Myers Airport at Town Center, 9931 Interstate Commerce Dr., Fort Myers, Florida 33913, and at any adjournments, continua- tions or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 14475

ANNUAL MEETING OF STOCKHOLDERS OF WCI COMMUNITIES, INC. May 1, 2014 PROXY VOTING INSTRUCTIONS INTERNET - Access www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. COMPANY NUMBER ACCOUNT NUMBER TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM ET the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement, proxy card, and Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/18428/ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20730000000000000000 5 050114 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of Directors: NOMINEES: 2. Ratification of Independent Registered Public Accounting Firm Ernst & Young LLP FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) Patrick J. Bartels, Jr. Keith E. Bass Michelle MacKay Darius G. Nevin Stephen D. Plavin Charles C. Reardon Christopher E. Wilson In their discretion, the proxies are authorized to vote (x) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (z) on such other business as may properly come before the Annual Meeting or at any adjournments, continuations, or postponements thereof. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.